EXHIBIT 10.3
EXECUTION COPY
CONTRIBUTION AND EXCHANGE AGREEMENT
     THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is made as of August 7, 2006, among Cinemark Holdings, Inc., a Delaware corporation (the “Company”) and each of the shareholders of Cinemark, Inc., a Delaware corporation (“Cinemark”) set forth on the attached Schedule A hereto. Such shareholders are collectively referred to herein as the “Stockholders” and individually as a “Stockholder.” Except as otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.
     WHEREAS, the Company, Syufy Enterprises, LP, a California limited partnership (“Syufy”) and Century Theatres Holdings, LLC, a California limited liability company (“CTH”) are each a party to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 7, 2006, by and among the Company, Syufy, CTH, Cinemark USA, Inc., a Delaware corporation (“Cinemark USA”), and Century Theatres, Inc., a California corporation (“Century”), pursuant to which the Company and Cinemark USA are acquiring 100% of the stock of Century;
     WHEREAS, each of the Stockholders is a holder of shares of Class A Common Stock of Cinemark, par value $0.001 per share (the “Cinemark Common Stock”);
     WHEREAS, as of the date of this Agreement, CTH owns all of the issued and outstanding shares of capital stock of Century (the “Century Shares”), and Syufy owns all of the outstanding limited liability company interests of CTH;
     WHEREAS, prior to the closing, CTH will distribute all of the Century Shares to Syufy and thereafter CTH will be dissolved pursuant to the Beverly-Killea Limited Liability Company Act, as amended, immediately after which Syufy will own all of the Century Shares and become a Stockholder hereunder;
     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, each of the Stockholders desires to contribute to the Company all of their shares of Cinemark Common Stock in exchange for an equal number of shares of Class A Common Stock of the Company, par value $0.01 per share (the “Holdings Common Stock”) and Syufy will contribute the Century Shares in exchange for certain shares of the Holdings Common Stock;
     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Company desires to issue such shares of Holdings Common Stock to the Stockholders as set forth herein; and
     WHEREAS, the parties desire that the exchange of Cinemark Common Stock for Holdings Common Stock qualify as a tax-free contribution under the provisions of Section 351 of the Code.
     NOW THEREFORE, the parties hereto agree as follows:
     Section 1. Authorization and Closing.
     1A. Authorization of the Stock. At the Closing, the Company shall authorize the issuance to the Stockholders an aggregate 27,896,316 shares of Holdings Common Stock.
     1B. Contribution of Cinemark Common Stock in Exchange for Holdings Common Stock. At the Closing (as defined in Section 7 below), each Stockholder shall contribute to the Company the shares of Cinemark Common Stock set forth next to each Stockholder’s name on Schedule A attached hereto, and in exchange therefor, the Company shall issue to such Stockholder the shares of Holdings Common Stock set forth next to such Stockholder’s name on Schedule A attached hereto. The Stockholders shall not receive any additional consideration (other than the shares of Holdings Common Stock being issued hereunder) from the Company in connection with such contributions. At the Closing, the Stockholders shall surrender to the Company the stock certificates with respect to their respective shares of Cinemark Common Stock along with duly executed stock powers or other instruments of transfer acceptable to the Company.
     Section 2. Conditions of Each Stockholder’s Obligation at the Closing. The obligation of each Stockholder to exchange the shares of Cinemark Common Stock for shares of Holdings Common Stock set forth on the Schedule A attached hereto is subject to the satisfaction as of the Closing of the following conditions:
     2A. Representations and Warranties; Covenants. The representations and warranties of the Company contained in Section 5 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.
     2B. Stock Purchase Agreement. The transactions contemplated under the Purchase Agreement shall have been consummated.
     2C. Rollover Agreement. The transactions contemplated under the Stock Contribution and Exchange Agreement, dated of the date hereof, among Syufy, CTH and the Company (the “Rollover Agreement”) shall have been consummated.
     2D. Waiver. Any condition specified in this Section 2 may be waived only if such waiver is set forth in a writing executed by each Stockholder.
     Section 3. Conditions of the Company’s Obligations at the Closing. The obligation of the Company to issue shares of Holdings Common Stock in exchange for shares of Cinemark Common Stock is subject to the satisfaction as of the Closing of the following conditions:
     3A. Representations and Warranties; Covenants. The representations and warranties of each Stockholder contained in Section 6 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and each Stockholder shall have performed in all material respects all of the covenants required to be performed by he or it hereunder prior to the Closing.
     3B. Participation by All Stockholder. Each of the Stockholders shall have executed and delivered signature pages to this Agreement, the Registration Agreement and the Stockholders Agreement, and shall have delivered at the Closing the stock certificates, stock powers and related items described in Section 1B above.
     3C. Stock Purchase Agreement. The transactions contemplated under the Purchase Agreement shall have been consummated.
     3D. Rollover Agreement. The transactions contemplated under the Rollover Agreement shall have been consummated.

     3E. Waiver. Any condition specified in this Section 3 may be waived only if such waiver is set forth in a writing executed by the Company.
     Section 4. Restrictions on Transfers. The Holdings Common Stock (and any securities issued with respect to the Holdings Common Stock by way of a split, dividend, recapitalization, merger, consolidation, liquidation or other reorganization) shall be subject to the restrictions on transfer set forth in the Stockholders Agreement.
     Section 5. Representations and Warranties of the Company. As a material inducement to the Stockholders to enter into this Agreement, the Company hereby represents and warrants to the Stockholders that:
     5A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.
     5B. Capital Stock and Related Matters. As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 45,000,000 shares of capital stock, 40,000,000 of which shall be designated as Class A common stock and 5,000,000 of which shall be designated as Preferred Stock, and of which 31,284,782 shares of the Holdings Common Stock shall be issued and outstanding and no shares of Preferred Stock shall be issued and outstanding upon consummation of the transactions contemplated hereby. As of the Closing, all of the outstanding shares of the Company’s capital stock shall be validly issued, fully paid and nonassessable. Based on the investment representations of the Stockholders in Section 6 hereof, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock.
     5C. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the offering and issuance of the Holdings Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

     Section 6. Stockholders’ Representations and Warranties and Covenants.
     6A. Investment Representations. Each Stockholder hereby represents to the Company: (A) that he or it is acquiring the Holdings Common Stock acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that he or it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (B) that he or it is an “accredited investor” and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (C) that each Stockholder has all requisite corporate or partnership power and authority to carry out the transactions contemplated by this Agreement, (D) that this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of each Stockholder, enforceable in accordance with its terms and (E) that the execution, delivery and performance of this Agreement and such other agreements by such Stockholder have been duly authorized by each respective Stockholder and does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Stockholder is subject.
     6B. Title to Common Stock. Each Stockholder hereby represents to the Company that he or it holds of record and owns beneficially the Cinemark Common Stock to be exchanged by he or it hereunder, and that such Stockholder will transfer to the Company good and marketable title to such Cinemark Common Stock, free and clear of any Liens, restrictions on transfer (other than any restrictions under the Securities Act and applicable state securities laws), Taxes, options, warrants, rights, calls, commitments, proxies or other contract rights.
     6C. No Violation. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Stockholder is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which such Stockholder is a party or by which he or it is bound or to which any of its assets is subject.
     Section 7. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:
     “Certificate of Incorporation” means the Certificate of Incorporation of the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
     “Closing” has the meaning set forth in the Purchase Agreement.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Lien” means any mortgage, pledge, security interest, encumbrance, covenant, condition, restriction, easement, claim, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute.
     “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     “Registration Agreement” means that certain Registration Agreement, dated as of the hereof, by and between the Company, Madison Dearborn Capital Partners IV, L.P. and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
     “Restricted Securities” means (i) the Common Stock issued hereunder and (ii) any securities issued or exchanged with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar rule or rules then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar rule or rules then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 8A(iv) have been delivered by the Company in accordance with Section 8A(iv). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 8A(iv).
     “Required Stockholders” means the holder or holders of at least 50.1% of the outstanding shares of Holdings Common Stock then outstanding.
     “Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.
     “Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, by and among the Company and the other persons listed therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
     “Subsidiary” means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.
     “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, franchise, alternative or add-on minimum, estimated, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing.
     “351 Control Group” means, such Person or Persons who immediately after the exchange transaction set forth herein are in “control” (as defined in Section 368(c) of the Code) of the Company within the meaning of Section 351(a) of the Code, as determined under applicable U.S. federal income tax law.
     Section 8. Miscellaneous.
     8A. Transfer of Restricted Securities.
     (i) Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A under the Securities Act (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in Section 8A(ii) below, any other legally available means of transfer.
     (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in clause (a) or (b) of subsection (i) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company’s reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 8A(iv) below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 8A(ii) and Section 8A(iv).
     (iii) If any Restricted Securities become eligible for sale pursuant to Rule 144(k) under the Securities Act (or any similar rule or rules then in force), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 8A(iv) from the certificates representing such Restricted Securities.
     (iv) Each certificate representing Restricted Securities shall be imprinted with a legend in substantially the following form:
“The securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities or blue sky laws and may not be transferred in the absence of registration thereunder or an exemption therefrom.”
     8B. Tax Treatment. The parties agree that Stockholders’ transfer of the Cinemark Common Stock to the Company in exchange for certain shares of the Holdings Common Stock together with Syufy’s contribution of the Century Shares to the Company in exchange for certain shares of the Holdings Common Stock is intended to qualify under Section 351(a) of the Code, and the parties hereto agree to report such transaction consistent with such qualification. In such case, the parties agree that they will take all reasonable measures to defend the position that such transaction qualifies under Section 351(a) of the Code in any audit, examination, litigation or other proceeding relating to taxes.
     8C. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Stockholders. No other course of dealing between the Company and the holder of any Holdings Common Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Holdings Common Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.
     8D. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Stockholders or on their behalf.

     8E. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
     8F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Stockholders’ benefit as a holder of Holdings Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Holdings Common Stock.
     8G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     8H. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.
     8I. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     8J. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the law of the State of Delaware, without giving effect to any choice of law or conflict of law provisions or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied.
     8K. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.
     8L. MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR LEGAL PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, AND ANY LAWSUIT OR LEGAL PROCEEDING RELATING TO OR ARISING IN ANY WAY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.
     8M. Notices. Any notice provided for in this Agreement must be in writing and must be personally delivered, sent by telecopy with original to follow by overnight courier service, by first class mail (postage prepaid and return receipt requested) or reputable overnight courier service (charges prepaid) to the recipient at the addresses indicated below or as indicated on Schedule A attached hereto:

Cinemark Holdings, Inc.
c/o Cinemark, Inc.
3900 Dallas Parkway, Suite 500
Plano, Texas 75093
Telecopier: (972) 665-1004
Attention: Chief Executive Officer
and
Madison Dearborn Capital Partners
Three First National Plaza, 38th Floor
Chicago, IL 60602
Telecopier: (312) 895-1056
Attention: Benjamin D. Chereskin
                 Vahe Dombalagian
     with copies (which will not constitute notice) to:
Cinemark, Inc.
3900 Dallas Parkway, Suite 500
Plano, Texas 75093
Telecopier: (972) 665-1004
Attention: Michael Cavalier
or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or, if sent by telecopy the day of receipt, or if mailed, three days after deposit in the U.S. mail (return receipt requested) and one day after deposit with a reputable overnight courier service.
     8N. Irrevocability: Binding Effect on Successors and Assigns. Contributor hereby acknowledges and agrees that, except as provided under applicable federal and state securities laws, the subscription hereunder is irrevocable, that Contributor is not entitled to cancel, terminate or revoke this Agreement or any agreements of Contributor hereunder, and that this Agreement any and such other agreements shall survive the death or disability of Contributor and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Contributor is more than one person, the obligations of Contributor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successors, legal representatives, and assigns.
     8O. Closing. This Agreement will take effect as a binding agreement between each Stockholder and the Company as of the date hereof on the terms and conditions set forth herein, and each Stockholder acknowledges and agrees that this Agreement creates a binding commitment to consummate the transactions set forth in Section 1B above, and that the Company has entered into the Purchase Agreement in reliance of such binding commitment. Notwithstanding the foregoing, the provisions of this Agreement shall terminate and be of no further force and effect in the event that the transactions contemplated in the Purchase Agreement are not consummated.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

CINEMARK HOLDINGS, INC.

By:

Name:

Its:

[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By:	Madison Dearborn Partners, IV L.P., its General Partner

By:	Madison Dearborn Partners, LLC,
its General Partner

By:

Name:

Its:

[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

THE MITCHELL SPECIAL TRUST

Lee Roy Mitchell

By:

Lee Roy Mitchell, Trustee

By:

Gary D. Witherspoon, Trustee
[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

Alan Stock

Timothy Warner

Robert Copple

Michael Cavalier
[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

NORTHWESTERN UNIVERSITY

By:

Name:

Its:

[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

John Madigan

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

K&E INVESTMENT PARTNERS, LLC - 2004-B DIF

By:

Name:

Its:

[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

PIOLA INVESTMENTS LTD.

By:

Name:

Its:

[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

QUADRANGLE CAPITAL PARTNERS LP

By: Quadrangle GP Investors LP
Its: General Partner

By: Quadrangle GP Investors, LLC
Its: General Partner

By:

Name:

Its:

QUADRANGLE SELECT PARTNERS LP

By: Quadrangle GP Investors LP
Its: General Partner

By: Quadrangle GP Investors, LLC
Its: General Partner

By:

Name:

Its:

QUADRANGLE CAPITAL PARTNERS A LP

By: Quadrangle GP Investors LP
Its: General Partner

By: Quadrangle GP Investors, LLC
Its: eneral Partner

By:

Name:

Its:

[Signature Page to Contribution and Exchange Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

QUADRANGLE (CINEMARK) CAPITAL PARTNERS LP

By:

Name:

Its: